Exhibit 99.1

SACH Pte. Ltd. Announces the Agreement and Plan of Merger with Quantumsphere Acquisition Corporation

Combined Company Expected to be Listed on NASDAQ Global Market

●	SACH Pte. Ltd. (“SACH” or the “Company”), is in the business of developing and commercializing products and services across the gaming, technology, e-commerce, retail, and live events industries.

●	The Company is best known for its development of the social technology platform with gamification, OMMiii, which functions as an enabler for brands, events, and intellectual properties to drive engagement and facilitates both online-to-online and online-to-offline marketing strategies.

●	Combined company to have an implied initial pro forma equity value of approximately $300 Million, (assuming no redemptions) and the transaction is expected to deliver cash proceeds of up to approximately $82.8 Million to SACH (assuming no redemptions and excluding transaction fees and operating costs) to fund SACH’s business and operations.

●	Current SACH shareholders will retain 100% of their equity and will continue to own a substantial majority of the combined company on a pro forma basis, assuming no redemptions by Quantumsphere’s shareholder.

Singapore, October 3, 2025 – SACH Pte. Ltd., an exempt company incorporated in Singapore (“SACH” or the “Company”), announced today that it has entered into an agreement and plan of merger (the “Agreement”) with Quantumsphere Acquisition Corporation (NASDAQ: QUMS) (“Quantumsphere”), a special purpose acquisition company, QUMS Pubco Ltd., a Cayman Islands exempted company and wholly-owned subsidiary of Quantumsphere (the “Purchaser”), Omnivate Global Ltd., a Cayman Island exempted company (“Omnivate”, together with the Company, the “Company Group”) and SACH Merge Sub Ltd. (“Merger Sub”), a Cayman Islands exempted company and wholly-owned subsidiary of the Purchaser, which would result in the Company Group becoming the wholly-owned subsidiaries of the Purchaser and the Purchaser becoming a publicly-traded company (the “Proposed Transaction”).

SACH Pte. Ltd. is a company engaging in the gaming, technology, e-commerce, retail, and live events industries headquartered in Singapore. The Company’s principal business objective is to integrate digital and physical experiences through innovative platforms, thereby fostering community engagement and enhancing consumer interaction. The Company develops mobile games on a blockchain-based gaming platform that is hosted on the Binance Smart Chain network. A key initiative of the Company is the development of the social technology platform with gamification, OMMiii, which functions as an enabler for brands, events, and intellectual properties to drive engagement, and facilitates both online-to-online and online-to-offline marketing strategies by integrating virtual environments with physical locations. OMMiii incorporates interactive elements, including games, quizzes, and personalized content within a virtual world environment, and provides analytical tools to generate insights into customer behaviour and engagement.

Mr. Jonathan Zhang, Director & CEO of SACH, said: “This merger marks a transformative milestone for SACH as we accelerate our mission to redefine how people engage with digital and physical experiences. By joining forces with Quantumsphere and leveraging the public market platform, we are well-positioned to scale our innovative technologies—particularly OMMiii—and expand our reach across gaming, e-commerce, and live events. We believe this transaction will unlock significant value for our stakeholders and empower us to build a more connected and immersive future.”

Mr. Ping Zhang, Chairman/CEO of Quantumsphere, said, “The merger reflects our commitment to pairing our public market platform with an operator that can execute. With SACH’s product pipeline and partnerships, we believe the company is positioned to capitalize on significant opportunities ahead, while our structure provides the resources and support needed to scale effectively.”

Transaction Overview

As a part of the Proposed Transaction, Omnivate will acquire the shares of SACH in a share exchange transaction with the shareholders of SACH, such that SACH will become a wholly-owned subsidiary of Omnivate and the shareholders of SACH will become shareholders of Omnivate (the “SACH Restructuring”). Following the consummation of the SACH Restructuring and subject to the terms and conditions of the Agreement, the Merger Sub will merge with and into Omnivate, with Omnivate continuing as the surviving company and remaining a wholly owned subsidiary of the Purchaser, and Quantumsphere will merged with and into the Purchaser, with the Purchaser continuing as the surviving company.

The Proposed Transaction implies a pre-money equity value of $300 million of SACH on a fully diluted basis, and is expected to provide SACH with access to up to approximately $82.8 million cash from Quantumsphere’s IPO proceeds held in trust, assuming no redemption by Quantumsphere’s shareholders in connection with the current and future proxy exercises and prior to the payment of any transaction expenses and excluding operating costs. The parties will cooperate in connection with any financing arrangement the parties seek in connection with the Proposed Transaction.

Advisors

Geneva Capital Group serves as the financial advisor to SACH. Celine & Partners, PLLC serves as the legal advisor to Quantumsphere. KPMG Law Firm serves as the legal advisor to SACH.

About SACH Pte. Ltd.

Founded in 2021 and headquartered in Singapore, SACH Pte. Ltd. is a multi-industry innovator focused on developing and commercializing products and services across gaming, technology, e-commerce, retail, and live events. The Company is committed to bridging digital and physical experiences through immersive platforms that foster community engagement and enhance consumer interaction. SACH is best known for its social technology platform, OMMiii, which integrates gamification and data analytics to empower brands, events, and intellectual properties. OMMiii enables dynamic engagement strategies through both online-to-online and online-to-offline channels, offering interactive features such as games, quizzes, and personalized content within a virtual world environment. Leveraging blockchain technology and hosted on the Binance Smart Chain network, SACH also develops mobile games that combine entertainment with digital asset utility. The Company’s vision is to create a connected ecosystem where users, creators, and brands can interact seamlessly across virtual and real-world environments.

About Quantumsphere Acquisition Corporation

Quantumsphere Acquisition Corporation is a special purpose acquisition company (SPAC) incorporated as a Cayman Islands exempted company and listed on the Nasdaq Global Market under the symbols “QUMSU,” “QUMS,” and “QUMSR.” Quantumsphere was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Quantumsphere raised $82.8 million in its initial public offering in March 2024, and its strategy has been to identify and partner with high-growth companies with strong fundamentals and significant expansion opportunities.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

This press release relates to the proposed business combination between Quantumsphere Acquisition Corporation and SACH Pte. Ltd.. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. SACH intends to file a Registration Statement on Form F-4 with the SEC, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Quantumsphere shareholders. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Quantumsphere and SACH will also file other documents regarding the proposed business combination with the SEC. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF RIBBON ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Quantumsphere and SACH through the website maintained by the SEC at www.sec.gov. The documents filed by Quantumsphere and SACH with the SEC also may be obtained free of charge upon written request to Quantumsphere Acquisition Corporation, 1185 Avenue of the Americas, Suite 353, New York, NY 10036.

Participants in the Solicitations

Quantumsphere, SACH and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Quantumsphere’s shareholders in connection with the proposed business combination. You can find information about Quantumsphere’s directors and executive officers and their interest in Quantumsphere in Quantumsphere’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, which was filed with the SEC on September 19, 2025. A list of the names of the directors, executive officers, other members of management and employees of Quantumsphere and SACH, as well as information regarding their interests in the business combination, will be contained in the Registration Statement on Form F-4 to be filed with the SEC by SACH. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

Caution About Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to Quantumsphere and SACH. These forward-looking statements are based on Quantumsphere’s and SACH’s expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity and market share, the capability of SACH’s business plans including its plans to expand, the anticipated enterprise value of the combined company following the consummation of the proposed business combination, anticipated benefits of the proposed business combination and expectations related to the terms and timing of the proposed business combination, are also forward-looking statements.

Although each of Quantumsphere and SACH believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Quantumsphere and SACH cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. These factors are difficult to predict accurately and may be beyond Quantumsphere’s and SACH’s control. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form F-4 relating to the proposed business combination, which is expected to be filed by SACH with the SEC and other documents filed by Quantumsphere or SACH from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements.

There may be additional risks that neither Quantumsphere or SACH presently know or that Quantumsphere and SACH currently believe are immaterial and that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Quantumsphere or SACH, their respective directors, officers or employees or any other person that Quantumsphere and SACH will achieve their objectives and plans in any specified time frame, or at all. Forward-looking statements in this communication or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for Quantumsphere or SACH to predict these events or how they may affect Quantumsphere or SACH. Except as required by law, neither Quantumsphere nor SACH has any duty to, and does not intend to, update or revise the forward-looking statements in this communication or elsewhere after the date this communication is issued. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this communication may not occur. Uncertainties and risk factors that could affect Quantumsphere’s and SACH’s future performance and cause results to differ from the forward-looking statements in this release include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination; the outcome of any legal proceedings that may be instituted against Quantumsphere or SACH, the combined company or others following the announcement of the business combination; the inability to complete the business combination due to the failure to obtain approval of the shareholders of Quantumsphere or to satisfy other conditions to closing; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; the ability to meet stock exchange listing standards following the consummation of the business combination; the risk that the business combination disrupts current plans and operations of Quantumsphere or SACH as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the business combination; changes in applicable laws or regulations; Quantumsphere’s estimates of expenditures and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; the impact of the COVID-19 pandemic; changes in laws and regulations that impact SACH; ability to enforce, protect and maintain intellectual property rights; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Quantumsphere’s final prospectus dated August 7, 2025 relating to its initial public offering and in subsequent filings with the SEC, including the registration statement on Form F-4 relating to the business combination expected to be filed by SACH.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

For further queries please contact:

Geneva Capital Group on behalf of SACH

Bob Lau, bob.lau@genevagroup.com.sg

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